UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20539

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2010

NETFLIX, INC.

(Exact name of registrant as specified in its charter)

000-49802

(Commission

File Number)

DELAWARE	77-0467272
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

100 Winchester Circle

Los Gatos, CA 95032

(Address of principal executive offices, with zip code)

(408) 540-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 10, 2010, Ann Mather was appointed to the Board of Directors (the “Board”) of Netflix, Inc. (“Netflix”). Her appointment is effective July 1, 2010 and she will hold office as a Class II director until the Company’s annual meeting of stockholders in 2013. In connection with her appointment, Ms. Mather has been appointed to serve as a member of the Company’s audit committee.

Ms. Mather will receive an annual retainer of $100,000, payable monthly. In addition, like the Company’s other non-employee directors, Ms. Mather will receive stock options pursuant to the Director Equity Compensation Plan. The Director Equity Compensation Plan provides for a monthly grant of stock options to each non-employee director of the Company in consideration for services provided to the Company and subject to the terms and conditions of the Company’s 2002 Stock Plan. The actual number of options to be granted to Ms. Mather will be determined by the following formula: $7,000 / ([fair market value on the date of grant] x 0.20). Each monthly grant is made on the first trading day of the month, is fully vested upon grant and is exercisable at a strike price equal to the fair market value as reflected by the closing price on the date of the option grant.

As it does with all directors and executive officers, the Company will enter into an indemnification agreement with Ms. Mather. The indemnification agreement will require the Company to indemnify Ms. Mather, to the fullest extent permitted by Delaware law, for certain liabilities to which she may become subject as a result of her affiliation with the Company. See the Company’s Form of Indemnification Agreement filed with the Securities and Exchange Commission on March 20, 2002 as Exhibit 10.1 to the Registrant’s Registration Statement on Form S-1/A.

There are no related party transactions between the Company and Ms. Mather that are subject to disclosure under Item 404(a) of Regulation S-K.

On June 16, 2010, the Company issued a press release regarding Ms. Mather’s election. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

As previously announced, Greg Stanger will step down from the Board. His departure will be effective as of July 1, 2010.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1*	Press Release Issued by Netflix, Inc. on June 16, 2010

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

Date: June 16, 2010	/S/ DAVID HYMAN
David Hyman
Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1*	Press Release Issued by Netflix, Inc. on June 16, 2010

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934.